UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2015

THE MARYJANE GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	98-1039235
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

910 16th Street, Suite 412, Denver, CO 80202	(303) 835-8603
(Address of principal executive offices)	(Registrant’s Telephone Number)

N/A

(Former Name and Address of Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K may contain “forward looking” statements or statements which arguably imply or suggest certain things about our future. Statements, which express that we “believe”, “anticipate”, “expect”, or “plan to”, and any other similar statements which are not historical fact, are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions that we believe are reasonable, but a number of factors could cause our actual results to differ materially from those expressed or implied by these statements. You are cautioned not to place undue reliance on these forward looking statements, which speak only as of their dates. We do not undertake any obligation to update or revise any forward looking statements.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 24, 2015, The MaryJane Group, Inc. (the "Company") executed a Lease Option Agreement (the "Lease") with Hotel San Ayre, LLC for the purchase of Hotel San Ayre and its four property locations in Colorado Springs, Colorado. The two-year lease option term commences on July 15, 2015 and terminates the earlier of July 14, 2017 or the closing date of the purchase thereof. The base rental amount for the first 12 months of the Lease is $12,500 and is $13,500 for the last 12 months of the Lease. The Company is responsible for all operation, repair, use and maintenance of the premises during the term of the Lease. Joel Schneider, the Company's Chief Executive Officer, personally guaranteed the Lease.

Upon execution of the Lease, the Company paid a hard deposit of $30,000 which may be applied to the future purchase; however, is not considered a security deposit and is not refundable if the purchase option is not exercised. The purchase price for the Hotel San Ayre is $2,100,000 on an as-is basis.

The foregoing description of the Lease is qualified, in its entirety, by reference to the Lease, a copy of which is attached as an exhibit to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

ITEM 8.01 OTHER EVENTS

On June 26, 2015, the Company issued a press release announcing the execution of the Lease. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 8.01 and in Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The press release may contain hypertext links to information on our website. The information on our website is not incorporated by reference into this Current Report on Form 8-K and does not constitute a part of this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

No.	Date	Document
10.00	July 24, 2015	Lease between The MaryJane Group, Inc. and Hotel San Ayre, LLC*
99.1	July 25, 2015	Press Release dated July 25, 2015*

_________________

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2015	THE MARYJANE GROUP, INC.

By: /s/ Joel Schneider
Name: Joel Schneider
Title: Chief Executive Officer